John Hancock Funds II
Supplement dated 10-26-11
to the Prospectus dated 11-30-10, as supplemented 12-23-10 and 9-26-11
Technical Opportunities Fund Class A Shares
The following information supplements and supersedes any information to the contrary relating to the Class A shares of John Hancock Technical Opportunities (the “Fund”) contained in the Fund’s Class A shares prospectus dated and supplemented as noted above (the “Prospectus”).
Effective immediately, in the “Fund summary” section, the paragraph under the heading “Purchase and sale of fund shares” is amended and restated as follows:
The minimum initial investment requirement for Class A shares of the fund is $10,000, except for retirement accounts, which is $2,500, for Coverdell ESAs, which is $2,000 and for group investments, which is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.